PROPERTY AND EQUIPMENT, NET (Tables)	6 Months Ended
Mar. 31, 2026
Goodvision AI Inc [Member]
SCHEDULE OF PLANT AND EQUIPMENT

Property and equipment, net consisted of the following as of March 31, 2026:

	March 31, 2026	September 30, 2025
Computer and office equipment	9,147	—
Furniture and fixtures	6,645	—
Total property and equipment, at cost	15,792	—
Less: accumulated depreciation	(1,000)	—
Property and equipment, net	$14,792	$—